EXHIBIT 99.1

DATE:                      OCTOBER 30, 2007

TO:	COUNTRYWIDE HOME LOANS, INC. (“Counterparty” or “Party B”)
ATTENTION:	DOCUMENTATION UNIT

FROM:	MERRILL LYNCH CAPITAL SERVICES, INC. (“MLCS” or “Party A”)
CONTACT:	MARINA LYUTERSHTEYN
EMAIL:	Marina_Lyutershteyn@ml.com
TEL:	212-236-8653
FAX:	917-778-0836

RE:	SWAP TRANSACTION

ML REF:	07DL33606, 3932875

Dear Sir or Madam:

The purpose of this communication is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction").  This communication constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. For these purposes, all references in those Definitions to a “Swap Transaction” shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of June 1, 2007 as amended and supplemented from time to time (the "Agreement"), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which the Confirmation relates are as follows:

Trade Date:	October 16, 2007

Effective Date:	October 30, 2007

Termination Date:	June 25, 2016

Additional Payment:	USD 3,100,000.00 payable by MLCS to Counterparty on October 30, 2007.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Referenced Assets on the 15th calendar day of each month (or, if such day is not a Business Day, the immediately following Business Day), commencing in the month of November 2007.

Referenced Assets:
CWABS Inc. Asset-Backed Certificates, Series 2007-13, Class 1-A (Cusip: 126698 AA7), Class 2-A-1 (Cusip: 126698 AC3), Class 2-A-2 (Cusip: 126698 AD1), Class 2-A-2M (Cusip: 126698 AB5), Class 1-M-1 (Cusip:  126698 AG4), Class 2-M-1 (Cusip:  126698 AH2), Class 1-M-2 (Cusip: 126698 AJ8), Class 2-M-2 (Cusip:  126698 AK5), Class 1-M-3 (Cusip: 126698 AL3), Class 2-M-3 (Cusip:  126698 AM1), Class 1-M-4 (Cusip: 126698 AN9), Class 2-M-4 (Cusip: 126698 AP4), Class 1-M-5 (Cusip: 126698 AE9), Class 2-M-5 (Cusip: 126698 AF6), Class M-6 (Cusip: 126698 AQ2), Class M-7 (Cusip: 126698 AR0), Class M-8 (Cusip: 126698 AS8) and Class M-9 (Cusip: 126698 AT6).

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, <Mtge>, type "pdi4",  <Go>.  If Bloomberg fails to publish the aggregate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Principal Balance of the Referenced Assets for any Calculation Period, the aggregate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement, dated as of 1 October, 2007, by and among CWABS, Inc. as depositor, Countrywide Home Loans, Inc. as a seller, Park Monaco Inc. as a seller, Park Sienna LLC as a seller, Countrywide Home Loans Servicing LP as master servicer and The Bank of New York as trustee.

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer
Period End Dates:	The 25th day of each month in each year, commencing on November 25, 2007 and ending on the Termination Date, inclusive, subject to No adjustment.

Fixed Rate Payer
Payment Date:	The 25th day of each month in each year, commencing on November 25, 2007 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	5.200000% per annum

Fixed Rate Payer
Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	MLCS

Floating Rate Payer
Period End Dates:	The 25th day of each month in each year, commencing on November 25, 2007 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer
Payment Date:	Early Payment applies and payment shall be made One (1) Business Day prior to each Floating Rate Payer Period End Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One Month, with the exception of the initial Calculation Period for which the Designated Maturity shall be the Linear Interpolation between Two Weeks and One Month

Spread:	Inapplicable

Floating Rate Payer
Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Floating Rate Payer
Calculation Period

Rate Cut-Off Dates:	Inapplicable

Averaging:	Inapplicable

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	MLCS unless otherwise specified in the Agreement

Additional Provision:

Netting:	With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount

Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Non-Reliance:
Each party represents to the other party that it is acting for its own account, and has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

Please confirm that the foregoing correctly sets the terms of our agreement by executing this Confirmation and returning it to us by facsimile transmission.

Yours sincerely,

MERRILL LYNCH CAPITAL SERVICES, INC.

By: /s/ Lisa Woo
Authorized Signatory

Accepted and confirmed as of the
Trade Date written above:

COUNTRYWIDE HOME LOANS, INC.

By: /s/ George Dennis
Authorized Signatory
Name: George Dennis
Title: Senior Vice President

Appendix A

Calculation Periods from and including*	Calculation Periods to but excluding*	Currency	Notional Amount
Effective Date	25-Nov-07	USD	735,600,000.00
25-Nov-07	25-Dec-07	USD	731,096,410.93
25-Dec-07	25-Jan-08	USD	724,932,934.54
25-Jan-08	25-Feb-08	USD	717,513,210.17
25-Feb-08	25-Mar-08	USD	708,846,692.35
25-Mar-08	25-Apr-08	USD	698,949,923.48
25-Apr-08	25-May-08	USD	687,844,886.52
25-May-08	25-Jun-08	USD	675,559,257.46
25-Jun-08	25-Jul-08	USD	662,129,328.64
25-Jul-08	25-Aug-08	USD	647,697,507.13
25-Aug-08	25-Sep-08	USD	632,721,678.66
25-Sep-08	25-Oct-08	USD	617,376,736.31
25-Oct-08	25-Nov-08	USD	602,245,653.77
25-Nov-08	25-Dec-08	USD	587,452,424.85
25-Dec-08	25-Jan-09	USD	572,989,437.53
25-Jan-09	25-Feb-09	USD	558,849,264.31
25-Feb-09	25-Mar-09	USD	545,024,646.03
25-Mar-09	25-Apr-09	USD	531,508,490.90
25-Apr-09	25-May-09	USD	518,294,111.26
25-May-09	25-Jun-09	USD	505,374,529.54
25-Jun-09	25-Jul-09	USD	492,743,087.76
25-Jul-09	25-Aug-09	USD	480,393,595.60
25-Aug-09	25-Sep-09	USD	468,319,396.48
25-Sep-09	25-Oct-09	USD	456,514,888.85
25-Oct-09	25-Nov-09	USD	444,974,068.29
25-Nov-09	25-Dec-09	USD	433,690,318.44
25-Dec-09	25-Jan-10	USD	422,657,914.14
25-Jan-10	25-Feb-10	USD	411,871,224.02
25-Feb-10	25-Mar-10	USD	401,325,162.53
25-Mar-10	25-Apr-10	USD	391,013,910.36
25-Apr-10	25-May-10	USD	380,932,219.31

25-May-10	25-Jun-10	USD	371,074,914.39
25-Jun-10	25-Jul-10	USD	361,436,957.97
25-Jul-10	25-Aug-10	USD	352,013,440.70
25-Aug-10	25-Sep-10	USD	342,799,579.10
25-Sep-10	25-Oct-10	USD	333,790,949.83
25-Oct-10	25-Nov-10	USD	324,987,262.08
25-Nov-10	25-Dec-10	USD	319,516,385.84
25-Dec-10	25-Jan-11	USD	312,444,263.38
25-Jan-11	25-Feb-11	USD	305,530,383.26
25-Feb-11	25-Mar-11	USD	298,770,147.10
25-Mar-11	25-Apr-11	USD	292,160,138.39
25-Apr-11	25-May-11	USD	285,698,238.63
25-May-11	25-Jun-11	USD	279,380,239.14
25-Jun-11	25-Jul-11	USD	273,202,867.29
25-Jul-11	25-Aug-11	USD	267,162,935.56
25-Aug-11	25-Sep-11	USD	261,257,001.35
25-Sep-11	25-Oct-11	USD	255,480,748.04
25-Oct-11	25-Nov-11	USD	249,832,518.37
25-Nov-11	25-Dec-11	USD	244,308,548.79
25-Dec-11	25-Jan-12	USD	238,907,155.71
25-Jan-12	25-Feb-12	USD	233,625,598.42
25-Feb-12	25-Mar-12	USD	228,461,472.71
25-Mar-12	25-Apr-12	USD	223,412,115.22
25-Apr-12	25-May-12	USD	218,475,151.21
25-May-12	25-Jun-12	USD	213,647,457.77
25-Jun-12	25-Jul-12	USD	208,925,771.99
25-Jul-12	25-Aug-12	USD	204,300,195.04
25-Aug-12	25-Sep-12	USD	199,761,521.67
25-Sep-12	25-Oct-12	USD	194,984,910.58
25-Oct-12	25-Nov-12	USD	188,961,179.22
25-Nov-12	25-Dec-12	USD	182,838,520.65
25-Dec-12	25-Jan-13	USD	176,939,179.25
25-Jan-13	25-Feb-13	USD	171,257,761.59
25-Feb-13	25-Mar-13	USD	165,857,853.83

25-Mar-13	25-Apr-13	USD	161,018,255.37
25-Apr-13	25-May-13	USD	156,738,131.72
25-May-13	25-Jun-13	USD	152,947,757.12
25-Jun-13	25-Jul-13	USD	149,540,979.17
25-Jul-13	25-Aug-13	USD	146,263,155.90
25-Aug-13	25-Sep-13	USD	143,057,188.47
25-Sep-13	25-Oct-13	USD	139,921,504.77
25-Oct-13	25-Nov-13	USD	136,854,565.09
25-Nov-13	25-Dec-13	USD	133,854,833.88
25-Dec-13	25-Jan-14	USD	130,920,826.46
25-Jan-14	25-Feb-14	USD	128,051,094.49
25-Feb-14	25-Mar-14	USD	125,244,221.81
25-Mar-14	25-Apr-14	USD	122,498,825.97
25-Apr-14	25-May-14	USD	119,813,550.71
25-May-14	25-Jun-14	USD	117,187,072.17
25-Jun-14	25-Jul-14	USD	114,618,095.90
25-Jul-14	25-Aug-14	USD	112,105,356.18
25-Aug-14	25-Sep-14	USD	109,647,615.36
25-Sep-14	25-Oct-14	USD	107,243,663.30
25-Oct-14	25-Nov-14	USD	104,892,316.67
25-Nov-14	25-Dec-14	USD	102,592,418.39
25-Dec-14	25-Jan-15	USD	100,342,837.08
25-Jan-15	25-Feb-15	USD	98,142,466.39
25-Feb-15	25-Mar-15	USD	95,990,224.54
25-Mar-15	25-Apr-15	USD	93,885,053.71
25-Apr-15	25-May-15	USD	91,825,919.50
25-May-15	25-Jun-15	USD	89,811,810.45
25-Jun-15	25-Jul-15	USD	87,841,737.51
25-Jul-15	25-Aug-15	USD	85,914,733.49
25-Aug-15	25-Sep-15	USD	84,029,852.67
25-Sep-15	25-Oct-15	USD	82,186,170.22
25-Oct-15	25-Nov-15	USD	80,382,781.79
25-Nov-15	25-Dec-15	USD	78,618,803.04
25-Dec-15	25-Jan-16	USD	76,893,369.20

25-Jan-16	25-Feb-16	USD	75,205,875.51
25-Feb-16	25-Mar-16	USD	73,555,446.47
25-Mar-16	25-Apr-16	USD	71,941,068.96
25-Apr-16	25-May-16	USD	70,361,952.44
25-May-16	Termination Date	USD	68,817,323.85

*such dates are subject to adjustment in accordance with the Following Business Day Convention with respect to the Floating Rate Payer and subject to No adjustment with respect to the Fixed Rate Payer